Third Quarter 2023 Earnings October 24, 2023 Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

2@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Financial InformationForward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of inflation, risk of recession and industry trends and adverse developments in the debt, consumer credit and financial services markets; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our ability to effectively manage our costs; economic and political stability in the United States and international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; geopolitical conditions, including the war in Ukraine and the evolving conflict in Israel and surrounding areas; risks related to our indebtedness, including our ability to make timely payments of principal and interest and our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. This investor presentation includes certain non- GAAP measures that are more fully described in the appendices to the presentation. Exhibit 99.1, “Press release of TransUnion dated October 24, 2023, announcing results for the quarter ended September 30, 2023,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission (“SEC”) on October 24, 2023. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendices at the back of this investor presentation.

3@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Economic perspectives and financial highlights Executing against an uncertain macro backdrop Third quarter 2023 financial results 1 2 3 Fourth quarter and full-year 2023 guidance4

4@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Economic conditions softened in U.S. and U.K., largely stable in TransUnion’s other international markets Headline indicators remain healthy due to high employment and modest real wage growth International growth continues led by India, Canada and Asia Pacific Lenders tightening credit standards against weakening household finances, rising delinquencies and increasing capital constraints Consumer confidence moderating due to persistent inflation, rising borrowing costs and diminished savings

5@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. *Revenue growth figures referenced above are organic constant currency. Third quarter 2023 highlights 3% organic revenue growth*, or 2% excluding U.S. mortgage 2% growth in U.S. Markets*, led by double-digit growth in Mortgage, Tech, Retail & E- Commerce, Public Sector and Media 10th straight quarter of double-digit International revenue growth*, led by India, Canada and Asia Pacific Prepayment of $75M in debt or $225M year-to- date; anticipate additional prepayments in Q4 Settlements of CFPB and FTC cases regarding rental screening and security freezes For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

Neustar driving growth at scale within our U.S. Markets

Financial results

- **Q3 2023:** ~7% revenue growth
- Expecting **mid-single digit revenue growth in 2023** due to softening usage-based volumes
- Expecting ~**31% Adjusted EBITDA margin** for 2023

- **Subscription indicators remain strong – pipeline, bookings, renewals**
  - Q3 growth led by Communications and Marketing
  - Lower usage-based revenue within Marketing (audience building, campaign planning) and Fraud

- **Trusted Call Solutions driving rapid adoption**
  - Expanded relationship with top three wireless carrier to become exclusive provider for delivering Branded Calling
  - Won multimillion-dollar Public Sector contract

- **New Marketing wins with several blue-chip brands (CPG, apparel, personal care)**

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

6

7@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Creating shareholder value in challenging market conditions Strategy Examples Deliver innovative solutions to support customers Emphasize relevant solutions for uncertain backdrop: • Trended, alternative and short-term lending data • Trusted Call Solutions • Fraud and ID verification • Marketing Identity and Analytics Invest for long-term revenue growth • TransUnion + Neustar innovation • Next generation fraud mitigation platform • Leverage International growth footprint Proactively manage cost structure • Ongoing transformation initiatives – Project Rise/tech modernization, Global Capability Centers • Organizational efficiencies • Acquisition synergies Emphasize continued debt prepayment • $75M debt prepayment in Q3 and $225M YTD • Anticipate further prepayments in Q4    

8@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Consolidated third quarter 2023 highlights For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Y/Y Change Revenue $969 3% Organic Constant Currency Revenue 3% Adjusted EBITDA $356 5% Adjusted EBITDA Margin 36.8% 50bps Adjusted Diluted EPS $0.91 (2)% • Organic constant currency revenue growth of +3%, or +2% excluding mortgage

U.S. Markets third quarter 2023 highlights

	Reported ($M)	Reported Y/Y	FX Impact	Inorganic Impact	Organic Constant Currency
Revenue	**$634**	**2%**	**–**	**–**	**2%**
Financial Services	323	0%	–	–	0%
Emerging Verticals	311	4%	–	–	4%
Adjusted EBITDA	**$223**	**2%**	**–**	**–**	**2%**

Note: Rows may not foot due to rounding. For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

- U.S. Markets organic revenue growth (ex-mortgage) flat
- U.S. Financial Services organic revenue (ex-mortgage) -6%
  - Auto +6%
  - Card -5% and Consumer Lending -9% due to slower lending activity
  - Mortgage +26% with pricing offsetting lower inquiry volumes (down -21%)
- Emerging Verticals growth led by Tech, Retail & E-Commerce, Media and Public Sector

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

9

Consumer Interactive third quarter 2023 highlights

	Reported ($M)	Reported Y/Y	FX Impact	Inorganic Impact	Organic Constant Currency
Revenue	$143	(3)%	–	–	(3)%
Adjusted EBITDA	$72	(1)%	–	–	(1)%

- Strong growth in Sontiq breach and identity protection products
- Direct channel declines moderating as expected
- Adjusted EBITDA margin of 50.4%, up 80bps YoY, due to lower advertising

Note: Rows may not foot due to rounding. For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

10

11@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. International third quarter 2023 highlights Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • India (+31%) driven by consumer, commercial, marketing, fraud and direct-to- consumer • Canada (+17%) new business wins and share gains to outperform modest market volume growth • UK (-2% excluding one-time contracts) with strong Financial Services offset by softer FinTech Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $211 12% 0% – 11% Canada 37 13% 3% – 17% Latin America 31 8% (5)% – 3% U.K. 50 3% (6)% – (4)% Africa 15 (2)% 10% – 8% India 56 26% 5% – 31% Asia Pacific 22 13% (1)% – 12% Adjusted EBITDA $96 14% 0% – 14% *Revenue growth figures referenced above are organic constant currency.

12@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • Roughly $5.4 billion of debt and $421 million cash at quarter-end • $75M of debt prepayment in June and $225M YTD • Anticipate additional debt prepayments in Q4 2023 1We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Excess cash targeted for debt prepayment Leverage Ratio1 4.3x 3.9x 3.4x 3.1x 4.1x 3.5x 3.1x 3.5x 3.8x 3.7x ~3.7x <3.0x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023 2023F Target

13@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Reported Revenue: $917M to $932M +2% to +3% Assumed M&A contribution: No impact Assumed FX contribution: Insignificant Organic Constant Currency Revenue: +2% to +3% Assumed mortgage impact: ~2pt. benefit Organic CC Revenue ex. mortgage: Flat to +1% Adjusted EBITDA: $303M to $315M (6%) to (2%) Assumed FX contribution: Insignificant Adjusted EBITDA margin: 33.0% to 33.8% Adjusted EBITDA margin bps change: (260)bps to (180)bps Adjusted Diluted EPS: $0.67 to $0.72 (14%) to (8%) Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Revenue Fourth quarter 2023 guidance Assumes continuation of weaker lending and marketing trends from September Adjusted EBITDA Down from Q3 due to lower Financial Services revenue, which has high margin flow-through Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

14@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Organic Growth Assumptions • Revising guidance for slowing volumes in U.S. and the U.K. • U.S. mortgage: Now expect ~15 percent revenue growth based on over 30 percent inquiry decline; U.S. mortgage was ~7% of LTM revenues Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2023 revenue guidance Reported Revenue: $3.794B to $3.809B +2% to +3% Assumed M&A contribution: <1pt. benefit Assumed FX contribution: ~(1)pt. headwind Organic Constant Currency Revenue: +2% to +3% Assumed mortgage impact: ~1pt. Benefit Organic CC Revenue ex. mortgage: ~+2% Market Assumptions • U.S. Markets up low-single digit (flat excluding mortgage) – Financial Services flat (down low-single digit excluding mortgage) – Emerging Verticals up low-single digit • International up low-double digit (constant-currency) • Consumer Interactive down low-single digit Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

15@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. • Anticipate using excess cash for debt prepayment; however, guidance assumes no further debt prepayment − Every $100M of prepayment yields annualized interest savings of ~$8M ($0.03 EPS) • Given continued market uncertainty, we are withdrawing our 2025 financial targets The adjusted tax rate guidance of ~23% reflects expected full year GAAP effective rate of ~(45.4)% plus the elimination of discrete adjustments and other items totaling ~68.4%. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2023 Adjusted EBITDA, Adjusted Diluted EPS and other guidance Adjusted EBITDA: $1.320B to $1.333B (2%) to (1%) Assumed FX contribution: ~(1)pt. headwind Adjusted EBITDA margin: 34.8% to 35.0% Adjusted EBITDA margin bps change: (150)bps to (130)bps Adjusted Diluted EPS: $3.24 to $3.28 (11%) to (9%) Adjusted Tax Rate: ~23% Total D&A: ~$520M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$225M Net Interest Expense: ~$270M CapEx: ~8% of revenue

16@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Investing in long-term revenue growth and operational efficiencies Strong execution despite weaker lending and marketing activity over the course of Q3 High confidence in growth strategy, transformation initiatives and business model

17@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Q&A

18@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Appendices: Non-GAAP Reconciliations

Adjusted EBITDA and Adjusted EBITDA Margin

$ in millions	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Reconciliation of net income (loss) attributable to TransUnion to consolidated Adjusted EBITDA:				
Net income (loss) attributable to TransUnion	$ (399.8)	$ 79.2	$ (293.2)	$ 223.0
Discontinued operations, net of tax	0.5	(2.4)	0.7	(2.3)
Income (loss) from continuing operations attributable to TransUnion	$ (399.3)	$ 76.8	$ (292.5)	$ 220.7
Net interest expense	67.8	60.2	202.1	160.4
Provision for income taxes	22.2	30.6	60.1	84.1
Depreciation and amortization	131.3	129.6	391.1	389.0
EBITDA	$ (178.0)	$ 297.1	$ 360.8	$ 854.1
Adjustments to EBITDA:				
Goodwill impairment[1]	$ 495.0	$ -	$ 495.0	$ -
Stock-based compensation[2]	27.0	19.9	73.3	60.8
Mergers and acquisitions, divestitures and business optimization[3]	(6.0)	7.8	24.5	36.4
Accelerated technology investment[4]	16.3	12.1	53.5	32.2
Net other[5]	1.8	3.8	10.6	41.7
Total adjustments to EBITDA	$ 534.1	$ 43.6	$ 656.8	$ 171.1
Consolidated Adjusted EBITDA	$ 356.1	$ 340.7	$ 1,017.6	$ 1,025.2
Net income (loss) attributable to TransUnion margin	(41.3)%	8.4 %	(10.2)%	7.9 %
Consolidated Adjusted EBITDA margin[6]	36.8 %	36.3 %	35.4 %	36.5 %

As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes.

1. For the three and nine months ended September 30, 2023, we recorded a goodwill impairment of $495 million related to our United Kingdom reporting unit in our International segment.
2. Consisted of stock-based compensation, including amounts which are cash settled.
3. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended September 30, 2023, $4.1 million of Neustar integration costs; $1.7 million of acquisition expenses; a $1.0 million adjustment to fair value of a note receivable; an $(11.7) million adjustment to the fair value of a put option liability related to a minority investment; and $(1.1) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the three months ended September 30, 2022, $8.7 million of Neustar integration costs; $3.4 million of acquisition expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; $(0.7) million of reimbursements for transition services related to divested businesses, net of separation expenses; and a $(0.3) million adjustment to the fair value of a put option liability related to a minority investment.

   For the nine months ended September 30, 2023, $15.6 million of Neustar integration costs; a $9.1 million loss on the impairment of a Cost Method Investment; $5.5 million of acquisition expenses; $5.1 million of adjustments to liabilities from a recent acquisition; a $(6.2) million adjustment to the fair value of a put option liability related to a minority investment; $(2.4) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(1.3) million adjustment to the fair value of a note receivable; and a $(0.8) million gain on the disposal of a Cost Method Investment.

   For the nine months ended September 30, 2022, $25.5 million of Neustar integration costs; $21.4 million of acquisition expenses; $(6.0) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; and a $(1.0) million adjustment to the fair value of a put option liability related to a minority investment.
4. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
5. Net other consisted of the following adjustments:

   For the three months ended September 30, 2023, $1.0 million of deferred loan fees written off as a result of the prepayment on our debt; and a $0.9 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the three months ended September 30, 2022, a $3.8 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the nine months ended September 30, 2023, $3.1 million of deferred loan fees written off as a result of the prepayment on our debt; and a $7.5 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the nine months ended September 30, 2022, $28.4 million for certain legal and regulatory expenses; $6.5 million of deferred loan fees written off as a result of the prepayments on our debt; and a $6.8 million net loss from currency remeasurement of our foreign operations, loan fees and other.
6. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

19

Adjusted Net Income and Adjusted EPS

$ in millions, except per share data	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Reconciliation of net income (loss) attributable to TransUnion				
Net income (loss) attributable to TransUnion	$ (399.8)	$ 79.2	$ (293.2)	$ 223.0
Discontinued operations, net of tax	0.5	(2.4)	0.7	(2.3)
Income (loss) from continuing operations attributable to TransUnion	$ (399.3)	$ 76.8	$ (292.5)	$ 220.7
Adjustments before income tax items:	-	-	-	-
Goodwill impairment[1]	495.0	-	495.0	-
Stock-based compensation[2]	27.0	19.9	73.3	60.8
Mergers and acquisitions, divestitures and business optimization[3]	(6.0)	7.8	24.5	36.4
Accelerated technology investment[4]	16.3	12.1	53.5	32.2
Net other[5]	1.8	3.4	9.6	40.5
Amortization of certain intangible assets[6]	72.1	76.7	221.2	231.1
Total adjustments before income tax items	$ 606.2	$ 119.9	$ 877.0	$ 401.0
Change in provision for income taxes	(29.5)	(16.5)	(85.2)	(73.2)
Adjusted Net Income	$ 177.4	$ 180.2	$ 499.3	$ 548.5
Weighted-average shares outstanding:				
Basic	193.4	192.6	193.3	192.4
Diluted[7]	194.6	193.2	194.8	193.1
Adjusted Earnings per Share:				
Basic	$ 0.92	$ 0.94	$ 2.58	$ 2.85
Diluted	$ 0.91	$ 0.93	$ 2.56	$ 2.84

As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes.

1. For the three and nine months ended September 30, 2023, we recorded a goodwill impairment of $495 million related to our United Kingdom reporting unit in our International segment.
2. Consisted of stock-based compensation, including amounts which are cash settled.
3. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended September 30, 2023, $4.1 million of Neustar integration costs; $1.7 million of acquisition expenses; a $1.0 million adjustment to fair value of a note receivable; an $(11.7) million adjustment to the fair value of a put option liability related to a minority investment; and $(1.1) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the three months ended September 30, 2022, $8.7 million of Neustar integration costs; $3.4 million of acquisition expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; $(0.7) million of reimbursements for transition services related to divested businesses, net of separation expenses; and a $(0.3) million adjustment to the fair value of a put option liability related to a minority investment.

   For the nine months ended September 30, 2023, $15.6 million of Neustar integration costs; a $9.1 million loss on the impairment of a Cost Method Investment; $5.5 million of acquisition expenses; $5.1 million of adjustments to liabilities from a recent acquisition; a $(6.2) million adjustment to the fair value of a put option liability related to a minority investment; $(2.4) million of reimbursements for transition services related to divested businesses, net of separation expense; a $(1.3) million adjustment to the fair value of a note receivables; and a $(0.8) million gain on the disposal of a Cost Method Investment.

   For the nine months ended September 30, 2022, $25.5 million of Neustar integration costs; $21.4 million of acquisition expenses; $(6.0) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; and a $(1.0) million adjustment to the fair value of a put option liability related to a minority investment.
4. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
5. Net other consisted of the following adjustments:

   For the three months ended September 30, 2023, $1.0 million of deferred loan fees written off as a result of the prepayment on our debt; and a $0.8 million net loss from currency remeasurement of our foreign operations and other.

   For the three months ended September 30, 2022, a $3.4 million net loss from currency remeasurement of our foreign operations and other.

   For the nine months ended September 30, 2023, $3.1 million of deferred loan fees written off as a result of the prepayment on our debt; and a $6.5 million net loss from currency remeasurement of our foreign operations and other.

   For the nine months ended September 30, 2022, a $28.4 million net increase in certain legal and regulatory expenses; $6.5 million of deferred loan fees written off as a result of the prepayments on our debt; and a $5.6 million net loss from currency remeasurement of our foreign operations and other.
6. Consisted of amortization of intangible assets from our 2012 change-in-control transaction and amortization of intangible assets established in business acquisitions after our 2012 change-in-control transaction.
7. Diluted share counts for Adjusted Diluted Earnings Per Share includes an additional 1.2 million and 1.5 million of dilutive securities for the three months and nine months ended September 30, 2023, respectively, which are not included in GAAP diluted weighted-average shares outstanding due to the Company's net loss position for the three and nine months ended September 30, 2023.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

20

Adjusted Diluted EPS

$ in millions, except per share data	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Reconciliation of diluted earnings per share from net income attributable to TransUnion to Adjusted Diluted Earnings per Share:				
Diluted earnings per common share[1] from:				
Net income (loss) attributable to TransUnion	$ (2.07)	$ 0.41	$ (1.52)	$ 1.15
Discontinued operations, net of tax	-	(0.01)	-	(0.01)
Income (loss) from continuing operations attributable to TransUnion	$ (2.06)	$ 0.40	$ (1.51)	$ 1.14
Adjustments before income tax items:				
Goodwill impairment[2]	2.54	-	2.54	-
Stock-based compensation[3]	0.14	0.10	0.38	0.31
Mergers and acquisitions, divestitures and business optimization[4]	(0.03)	0.04	0.13	0.19
Accelerated technology investment[5]	0.08	0.06	0.27	0.17
Net other[6]	0.01	0.02	0.05	0.21
Amortization of certain intangible assets[7]	0.37	0.40	1.14	1.20
Total adjustments before income tax items	$ 3.11	$ 0.62	$ 4.50	$ 2.08
Change in provision for income taxes	(0.15)	(0.09)	(0.44)	(0.38)
Impact of additional dilutive shares[8]	0.01	-	0.02	-
Adjusted Diluted Earnings per Share	$ 0.91	$ 0.93	$ 2.56	$ 2.84

As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes.

1. For the three and nine months ended September 30, 2023, each component of earnings per share is calculated independently, therefore, rounding differences exist in the table above.
2. For the three and nine months ended September 30, 2023, we recorded a goodwill impairment of $495 million related to our United Kingdom reporting unit in our International segment.
3. Consisted of stock-based compensation, including amounts which are cash settled.
4. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended September 30, 2023, $4.1 million of Neustar integration costs; $1.7 million of acquisition expenses; a $1.0 million adjustment to fair value of a note receivable; an $(11.7) million adjustment to the fair value of a put option liability related to a minority investment; and $(1.1) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the three months ended September 30, 2022, $8.7 million of Neustar integration costs; $3.4 million of acquisition expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; $(0.7) million of reimbursements for transition services related to divested businesses, net of separation expenses; and a $(0.3) million adjustment to the fair value of a put option liability related to a minority investment.

   For the nine months ended September 30, 2023, $15.6 million of Neustar integration costs; a $9.1 million loss on the impairment of a Cost Method Investment; $5.5 million of acquisition expenses; $5.1 million of adjustments to liabilities from a recent acquisition; a $(6.2) million adjustment to the fair value of a put option liability related to a minority investment; $(2.4) million of reimbursements for transition services related to divested businesses, net of separation expense; a $(1.3) million adjustment to the fair value of a note receivables; and a $(0.8) million gain on the disposal of a Cost Method Investment.

   For the nine months ended September 30, 2022, $25.5 million of Neustar integration costs; $21.4 million of acquisition expenses; $(6.0) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; and a $(1.0) million adjustment to the fair value of a put option liability related to a minority investment.
5. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
6. Net other consisted of the following adjustments:

   For the three months ended September 30, 2023, $1.0 million of deferred loan fees written off as a result of the prepayment on our debt; and a $0.8 million net loss from currency remeasurement of our foreign operations and other.

   For the three months ended September 30, 2022, a $3.4 million net loss from currency remeasurement of our foreign operations and other.

   For the nine months ended September 30, 2023, $3.1 million of deferred loan fees written off as a result of the prepayment on our debt; and a $6.5 million net loss from currency remeasurement of our foreign operations and other.

   For the nine months ended September 30, 2022, a $28.4 million net increase in certain legal and regulatory expenses; $6.5 million of deferred loan fees written off as a result of the prepayments on our debt; and a $5.6 million net loss from currency remeasurement of our foreign operations and other.
7. Consisted of amortization of intangible assets from our 2012 change-in-control transaction and amortization of intangible assets established in business acquisitions after our 2012 change-in-control transaction.
8. Diluted share counts for Adjusted Diluted Earnings Per Share includes an additional 1.2 million and 1.5 million of dilutive securities for the three months and nine months ended September 30, 2023, respectively, which are not included in GAAP diluted weighted-average shares outstanding due to the Company's net loss position for the three and nine months ended September 30, 2023.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Adjusted Effective Tax Rate

$ in millions	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Income (loss) from continuing operations before income taxes	$ (372.7)	$ 110.8	$ (220.5)	$ 316.1
Total adjustments before income tax items	606.2	119.9	877.0	401.0
Adjusted income from continuing operations before income taxes	$ 233.5	$ 230.8	$ 656.5	$ 717.0
Reconciliation of provision for income taxes to Adjusted Provision for Income Taxes				
Provision for income taxes	(22.2)	(30.6)	(60.1)	(84.1)
Adjustment for income taxes				
Tax effect of above adjustments[1]	(27.9)	(26.1)	(90.1)	(82.7)
Eliminate impact of excess tax expenses/(benefits) for stock-based compensation	0.7	(0.6)	2.7	(5.6)
Other[2]	(2.2)	10.2	2.2	15.1
Total adjustments before income tax items	$ (29.5)	$ (16.5)	$ (85.2)	$ (73.2)
Adjusted Provision for income taxes	$ (51.7)	$ (47.1)	$ (145.3)	$ (157.3)
Effective tax rate	(6.0)%	27.6 %	(27.2)%	26.6 %
Adjusted Effective Tax Rate	22.2 %	20.4 %	22.1 %	21.9 %

As a result of displaying amounts in millions, rounding differences may exist in the table.

1. Tax rates used to calculate the tax expense impact are based on the nature of each item.
2. For the three months ended September 30, 2023, ($1.8) million of valuation allowances related to prior periods; ($0.5) million of return to provision, audit adjustments, and reserves related to prior periods; and $0.1 of other adjustments.

   For the three months ended September 30, 2022, $6.7 million of valuation allowances related to prior periods; $1.8 million of return to provision and audit adjustments related to prior periods; and $1.7 million of other adjustments.

   For the nine months ended September 30, 2023, $2.6 million of return to provision, audit adjustments, and reserves related to prior periods; ($0.7) million of valuation allowances related to prior periods; and $0.3 million of other adjustments.

   For the nine months ended September 30, 2022, $7.3 million of valuation allowances related to prior periods; $2.8 million of return to provision and audit adjustments related to prior periods; $2.0 million of deferred tax rate adjustments, and $3.0 million of other adjustments.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Leverage Ratio

$ in millions		Trailing Twelve Months Ended September 30, 2023
Reconciliation of net income (loss) attributable to TransUnion to consolidated Adjusted EBITDA:		
Net income (loss) attributable to TransUnion	$	(246.8)
Discontinued operations, net of tax		(14.3)
Income (loss) from continuing operations attributable to TransUnion	$	(261.1)
Net interest expense		268.0
Provision for income taxes		95.9
Depreciation and amortization		521.2
EBITDA	$	623.9
Adjustments to EBITDA:		
Goodwill impairment[1]	$	495.0
Stock-based compensation[2]		93.6
Mergers and acquisitions, divestitures and business optimization[3]		38.8
Accelerated technology investment[4]		72.7
Net other[5]		14.9
Total adjustments to EBITDA	$	715.0
Leverage Ratio Adjusted EBITDA	$	1,338.9
Total debt	$	5,368.5
Less: Cash and cash equivalents		420.9
Net Debt	$	4,947.7
Ratio of Net Debt to Net income (loss) attributable to TransUnion		(20.0)
Leverage Raio		3.7

As a result of displaying amounts in millions, rounding differences may exist in the table.

1. For the three and nine months ended September 30, 2023, we recorded a goodwill impairment of $495.0 million related to our United Kingdom reporting unit in our International segment.
2. Consisted of stock-based compensation, including amounts which are cash settled.
3. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments: $23.3 million of Neustar integration costs; a $13.7 million loss on the impairment of Cost Method Investments; $7.9 million of acquisition expenses; a $5.8 million adjustment to the fair value of a put option liability related to a minority investment; a $5.0 million adjustment to a liability from a recent acquisition; $(3.2) million of reimbursements for transition services related to divested businesses, net of separation expenses; a $(1.3) million adjustment to the fair value of a note receivable; and a $(0.8) million gain on disposal of a Cost Method investment.
4. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
5. Net other consisted of the following adjustments: a $7.4 million net loss from currency remeasurement of our foreign operations, loan fees and other; and $7.4 million of deferred loan fees written off as a result of the prepayments on our debt.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

23

Adjusted EBITDA and Adjusted EPS Guidance

$ in millions, except per share data	Three Months Ended December 31,		Twelve Months Ended December 31,	
	Low	High	Low	High
Guidance reconciliation of net income attributable to TransUnion to Adjusted EBITDA:				
Net income (loss) attributable to TransUnion	$ 17	$ 34	$ (277)	$ (259)
Discontinued operations, net of tax	-	-	1	1
Income (loss) from continuing operations attributable to TransUnion	$ 16	$ 34	$ (276)	$ (258)
Interest, taxes and depreciation and amortization	218	213	871	866
EBITDA	$ 235	$ 247	$ 595	$ 608
Stock-based compensation, mergers, acquisitions, divestitures and business optimization-related expenses and other adjustments[1]	68	68	725	725
Adjusted EBITDA	$ 303	$ 315	$ 1,320	$ 1,333
Net income attributable to TransUnion margin	1.8 %	3.7 %	(7.3)%	(6.8)%
Adjusted EBITDA margin[2]	33.0 %	33.8 %	34.8 %	35.0 %
Reconciliation of diluted earnings per share to Adjusted Diluted Earnings per Share:				
Diluted earnings per share	$ 0.08	$ 0.18	$ (1.43)	$ (1.34)
Adjustments to diluted earnings per share[1]	0.59	0.55	4.67	4.62
Adjusted Diluted Earnings per Share	$ 0.67	$ 0.72	$ 3.24	$ 3.28

As a result of displaying amounts in millions, rounding differences may exist in the table.

1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release.
2. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.

@ Copyright 2023 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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